SUPPLEMENT DATED
                                 JUNE 23, 2006
                            TO THE PROSPECTUS DATED
                                  MAY 24, 2006

  The discussion of the principal investment strategies of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund set forth in the last paragraph on page 1 and the first paragraph on page 2 is changed as follows:

     In investing in common stocks, the Leuthold Asset Allocation Fund uses the investment strategy of the Leuthold Select Equities Fund as well as other quantitative investment strategies, including, but not limited to, the "Undervalued and Unloved" ("U & U") value screen, in varying proportions depending on market conditions, while the Leuthold Core Investment Fund uses the investment strategy of the Leuthold Select Industries Fund. The strategies of the Leuthold Select Equities Fund and the Leuthold Select Industries Fund are described below. The objective of the "U & U" value screen is to find out-of-favor or overlooked stocks -- stocks with prices that the Adviser believes are low in relation to their intrinsic value. As "flexible" funds, these Funds also invest in other categories of equity investments described above and in "Other Information about the Funds' Investment Objectives, Strategies and Risks."

  The second sentence of the inside cover page is changed as follows:

     The common stock portion of the Leuthold Asset Allocation Fund is invested in accordance with the investment strategy of the Leuthold Select Equities Fund as well as other quantitative investment strategies, including but not limited to, the "Undervalued and Unloved" value screen, while the common stock portion of the Leuthold Core Investment Fund is invested in accordance with the investment strategy of the Leuthold Select Industries Fund.

  The third paragraph under the caption "How Leuthold Asset Allocation Fund and Leuthold Core Investment Fund Make Individual Security Selections" on page 11 is changed as follows:

     For investments in common stocks, the Adviser uses the Select Equities Strategy as well as other quantitative investment strategies, including but not limited to, the "Undervalued and Unloved" value screen, for the Leuthold Asset Allocation Fund and the Select Industries Strategy for the Leuthold Core Investment Fund.